PERSONAL CONFLICTS, TRADING AND PRICE SENSITIVE INFORMATION POLICY

JANUARY  2022

FIDELITY INTERNAL INFORMATION

Personal Conflicts, Trading and Price Sensitive Information Policy

This Personal Conflicts, Trading and Price Sensitive Information Policy (“the Policy”) contains rules that govern the way you conduct your personal trading activities whilst employed at Fidelity Limited or any of its subsidiaries (“Fidelity”). Some of the rules apply both to you and anyone who is considered a connected person (see Key Concepts on page 43). The Policy also contains rules on price sensitive information and how to prevent its unauthorised use or dissemination.

Employees must read, understand, and comply with this Policy and any country specific supplements to the Policy (“Country Supplements”) that apply to them before trading for their personal benefit. Where the requirements of a supplement are more restrictive, employees subject to the supplement must follow those more restrictive standards. The Country Supplements can be found on the Code of Conduct and Ethics system, STAR Compliance (https://fil.starcompliance.com) under the Documents menu.

Side Note:

Country/Regional Supplements currently apply to employees in the following locations:

China

France

Hong Kong

India

Japan

Korea

Taiwan

United Kingdom

The Code of Conduct and Ethics Office has developed a number of Fact Sheets to assist you in complying with the Policy. In addition, there is guidance for managers which outlines their obligations to monitor employees in line with the policies and procedures. These can be found on the Code of Conduct and Ethics system, STAR Compliance (https://fil.starcompliance.com) under the Documents menu.

Some of the terms used in this Policy have specific meanings which are set out under Key Concepts on pages 42 to 45.

FIDELITY STANDARDS & PRINCIPLES

General Standards

As a Fidelity employee you have a fiduciary duty to never place your personal interest ahead of the interests of our clients, including the investors in our funds. You must therefore never take advantage of your relationship to the funds or Fidelity to benefit yourself or another party. In addition, you must manage your personal transactions in a manner to avoid actual, potential, or perceived conflicts of interest with our clients, investors, or Fidelity.

A failure to adhere to this Policy will result in disciplinary action being taken as outlined in the “How We Enforce the Policy” section of this document.

Because no set of rules can anticipate every possible situation, it is critical that you comply with the spirit as well as the letter of the Policy. There are serious consequences for you and your career at Fidelity if you do not adhere to the rules and the principles outlined in the policy. Any activity that compromises our integrity, even if it does not violate a specific rule, can harm Fidelity’s reputation, and may be reviewed by Senior Management and the Code of Conduct and Ethics Office and disciplinary action taken. Serious violations can result in termination of employment.

Key Principles

The following key principles should govern your personal trading whilst employed by Fidelity:

• You must comply with the spirit as well as the letter of this Policy.

• You must always conduct your personal affairs in a manner that does not conflict or even appear to conflict with the obligations we owe to our clients and investors and our obligations to treat all of our clients fairly.

• You must never misuse information obtained in your role at Fidelity for personal gain or share it with someone who may misuse it.

• You must never disclose or abuse confidential information.

• You must never trade when in possession of price sensitive information or sensitive information about a client or fund.

• This Policy applies to you and, in many instances, those close to you or those in whose financial affairs you may have an interest (see Key Concepts – Connected Person definition).

• If you are a Fund-Access person you must pre-clear personal securities transactions (public and private) for you and your connected persons.

• You must complete all required forms accurately and within the relevant timeframe.

 • You must complete all mandatory training within the relevant timeframe.

• You must trade through a broker that provides duplicate reporting to Fidelity, unless otherwise stated in this policy.

It is your duty to behave responsibly and to adhere to this Policy. Even if you have received permission to trade you still must make sure that what you plan to do is permitted under the spirit and the letter of the Policy. This is your personal responsibility.

Policy Application

How this Policy applies to you will depend upon what category of employee you are. There are two categories of employees:

• Non-Access – This category consists of those employees who are not involved with the management, operations or oversight of Fidelity funds or other advised clients of Fidelity. See “Non-Access Employees - Rules for Personal Trading” on page 10 for further information.

• Fund-Access – This category consists of those employees who, because of their roles or the information they have access to, are subject to rules in addition to those applicable to Non-Access employees. See “Fund-Access Employees - Rules for Personal Trading” on page 18 for further information. This section applies to the employees with Code classifications of Senior Executive, Fund Manager, Research Analyst and Trader.

Keep in mind that you can be placed within the Fund-Access category by designation of the Code of Conduct and Ethics Office and more restrictive rules will apply. You will be notified by the Code of Conduct and Ethics Office of any such change to your classification.

If you are a Fund Manager, Research Analyst or Trader in addition to the above requirements for Fund Access employees, you must also follow the “Additional Requirements for Investment Professional Employees - Rules for Personal Trading” on page 34.

Side note: If you are unsure which category you fall into, you can view your Ethics classification by logging onto Star Compliance. Your classification is located under the Welcome tile on the homepage.

Code of Conduct and Ethics Office Contact Information

If you have any questions on this Policy or any of the rules contained within it, please contact your local Code of Conduct and Ethics Office (details below). For local Compliance Office contact details, refer to Star Compliance.

Bermuda:

Email:

Bermuda Code of Ethics (internal)

bcoe@fil.com (external)

Phone:

8-765-7285 (internal)

+441-297-7285 (external)

EMEA:

Email:

UK Ethics Office (internal)

UKEthicsOffice@fil.com (external)

Phone:

8-724-6080 (internal)

+44-1737- 836080 (external)

India:

Email:

FIL India Ethics Mailbox (internal)

FILIndiaEthicsMailbox@fil.com (external)

Phone:

8-779-1092 (internal)

+91-124-402-1092 (external)

Asia Pacific (including Japan):

Email:

Asia Code of Ethics (internal)

asiacodeofethics@fil.com (external)

Phone:

8-758-6969 (internal)

+86 411-3971-6969 (external)

PERSONAL CONFLICTS OF INTEREST

In order to maintain our reputation for integrity, we must identify and manage or avoid actual, potential, and perceived conflicts of interest. As an employee you must not place your personal interests above those of our clients, investors, or Fidelity. Personal situations or activities that may give rise to an actual or potential conflict, or the appearance of a conflict must be disclosed and addressed under this policy. In addition to the requirements below, the Fidelity Group Conflicts of Interest Policy outlines the high level guiding principles and responsibilities of employees in the identification and management of conflicts. You are required to follow this policy as well as any related policies specific to your country or region.

Potential Personal Conflicts

You must seek prior approval for activities that could reasonably give rise to a conflict of interest prior to engaging in the activity. Any conflicts or potential conflicts that are caused by your own situation must be submitted to the attention of your manager and your local Code of Conduct and Ethics Office via Star Compliance.

The purpose of the disclosure is to help ensure that senior management and oversight are aware of potential conflicts. Approval will be dependent on there being no conflict between the role and the interests of our clients, investors, and funds or, if a conflict does exist, approval will be dependent on whether the conflict can be adequately managed. It is still the responsibility of you and the relevant management to ensure that the conflict is managed and there is no risk of damage to Fidelity or its clients. In some countries, additional approval may be required. Please review your local country supplement or contact your local Code of Conduct and Ethics officer for further information.

Examples of personal conflicts that require disclosure are:

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Employment by another person or entity (see Outside Activities section below for further information);

•

Using Fidelity’s time or resources for personal benefit;

•

Having a relationship with a third party that does or is trying to do business with Fidelity;

•

Having a family member that works for a client or in the industry, such as with a competitor; or

•

Having a close relationship with someone in a significant position in a firm that is under Fidelity’s investment universe, particularly if you are in a role that can influence the investment decisions of Fidelity’s funds.

•

You become aware of an actual, potential, or perceived conflict created from your (or your connected persons) personal account trading.

Outside Activities

You must not participate in activities outside of your employment that conflict or may be deemed to conflict with your responsibilities at Fidelity. We also discourage outside activities that may affect your normal work at Fidelity. Before engaging in, or continuing with, any such outside activity, you must obtain approval from your line manager and your local Code of Conduct and Ethics Office via Star Compliance. In some countries, additional approvals may be required. Please contact your local Code of Conduct and Ethics officer for further information.

Examples of Outside Activities include:

• Employment by, or acting as a consultant for, another person or entity;

• Receiving compensation from another person or entity for business activities including, for example, a family business;

• Receiving fees for external work product, such as an article or speech;

• Holding elected or appointed political office;

• Raising money for a business venture; or

• Acting as a director or trustee of a publicly traded company or a non- Fidelity private company that has or may issue shares.

Directorships

You must receive prior approval from your manager and your local Code of Conduct and Ethics Office to serve, or to continue to serve (new starter) as a director or trustee of a publicly traded company or a non- Fidelity private company that has or may issue shares.

TO DO:

•

Complete the Approval Form when a personal conflict/potential conflict is identified, before serving as a director/ trustee, or prior to participating in activities outside of your employment. The Outside Activity forms include: Immediate Family Member Officer/Director Positions Form, Conflict of Interest Form, or Position Outside of Company Form.The forms are available on Star Compliance (https://fil.starcompliance.com). The completed form will automatically be sent to your manager and then your local Code of Conduct and Ethics Office.

•

If the personal conflict, outside activity or directorship is denied please cease involvement immediately. Confirmation must be provided to your manager and the Fidelity Code of Conduct and Ethics Office.

•

If the personal conflict, outside activity or directorship is approved, you must abide by any conditions or limitations noted in the approval. Failure to adhere to the conditions will result in disciplinary action under the policy.

•

Should the nature of a previously approved conflict materially change or should your line manager request additional approval, you must complete and re-submit the applicable form.

•

New Starters: Upon receiving the email from the Code of Conduct and Ethics Office notifying you to acknowledge the Policy, promptly log onto STAR Compliance (https://fil.starcompliance.com) and complete the applicable Outside Activities form. You must disclose all personal conflicts of interest, including outside activities and directorships. New employees are required to submit their Initial Combined Report within 10 days of their start date.

•

Current Employees: Each year you will be prompted by the Code of Conduct and Ethics Office to complete an Annual Attestation form. You will be required to confirm that information previously disclosed is accurate and complete and submit it on or before the deadline set by the Code of Conduct and Ethics Office. If the information previously disclosed is inaccurate or incomplete, you must update it before submitting the Annual Attestation form. The updated form will automatically be sent to your manager and then your local Code of Conduct and Ethics Office.

Examples of Conflicts of Interest

1. Robert, an employee working in Investments at a Fidelity office is married to Sarah who qualified as a chef. After working in various restaurants over several years, Sarah has launched her own catering business. To assist Sarah while she builds the business, Robert would like to serve as an onsite evening supervisor from Monday thru Thursday every week.

Conflict of Interest - Working another job evenings during the week could undermine Robert’s ability to perform effectively in his primary job at Fidelity. Robert must inform his line manager of this “outside activity”. He also must complete a Position Outside of Company form and Conflict of Interest form (if required) and follow the resolution requirements of the local Code of Conduct and Ethics Office.

2. Robert receives authorisation from Fidelity to work as an onsite supervisor at his wife Sarah’s catering business for four days a week. Business increases steadily and Robert now finds himself working six days a week and longer hours, and sometimes reaching home well after midnight. He is often exhausted and has been found sleeping at his desk.

Conflict of Interest - As Robert has found himself working longer hours than previously approved, he is required to re-submit his Position Outside of Company form and Conflict of Interest form (if required) for reconsideration by his line manager and the local Code of Conduct and Ethics Office.

Robert’s second job has clearly become an issue as it is now undermining his ability to do his primary job effectively. It is interfering with fulfilment of his commitment to Fidelity and has crossed the line into an actual conflict of interest. He must resign from one of the jobs.

3. Victor is a director of a portfolio company held within a venture fund in which he is entitled to a substantial portion of the carried interest in that fund. The portfolio company possesses a form of disruptive technology which could (in time) transform the financial services industry. The company wishes to enter into a software and development agreement with Fidelity’s Financial Services business.

Conflict of Interest - Depending on the nature and extent of Victor’s carried interest in the Fund, this could be perceived as a potential conflict. Victor should make a general disclosure to the board of the Portfolio Company. In the circumstances, he should also make a further specific disclosure to the board of the Portfolio Company and absent himself from consideration and approval of the proposed contract by the board of that company.

4. Wasan’s daughter Shreya, works for a Non-Governmental Organisation (NGO) that raises funds for TB awareness. Due to an economic slowdown, Shreya has been experiencing difficulties meeting her funding targets. As a caring father, Wasan would like to help his daughter get more funding wherever possible. Recently, Wasan has been hinting about his daughter’s funding shortfalls to contacts in the broker’s network he is a part of due to his role at Fidelity, asking some of his contacts to make a contribution to his daughter’s work organisation in a subtle way.

Conflict of Interest - Wasan must not leverage his position or Fidelity networks for his (or anyone close to him) personal gain.

5. Phillip, an Analyst at Fidelity, is considering setting up an investment company to earn extra income. Phillip would work at the company after normal working hours and on weekends only.

Conflict of Interest - The investment company would create an actual conflict of interest as it would directly compete with Fidelity, and could also impair Phillip’s objectivity and loyalty to Fidelity. Working at another job evenings during the week could undermine Phillip’s ability to fulfil his primary job responsibilities at Fidelity effectively.

7. A local politician (i.e. a Government Employee) with whom Fidelity has a strong relationship due to his involvement with legislation of interest to the firm has enquired informally about a summer internship at Fidelity for his daughter.

Conflict of Interest - Given the local politician’s relationship with Fidelity, it could be perceived that, in return for Fidelity providing his daughter with a valuable internship, he might be persuaded to use his influence (or persuade others) to pass or change legislation that may result in a favourable outcome to Fidelity. The politician’s daughter must go through the standard hiring process and be interviewed and evaluated along with the other applicants, to determine who is the best candidate for the role or internship.

PERSONAL TRADING

Non-Access Employees

Summary of Rules for Personal Trading

REQUIREMENTS

•

Obtaining prior approval for Personal Conflicts, Outside Activities and Directorships - p.6-9

•

Reporting violations and suspicions - p.10

•

Acknowledging that you understand the Policy and its rules (Annual Attestation) - p.11

•

Disclosing trading accounts - p.11

•

Maintaining trading accounts with a broker that will provide duplicate reporting to Fidelity - p.12

•

Arranging duplicate reporting - p.12

PROHIBITION

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Selling short - p.14

•

Trading restricted securities - p.14

•

Trading in Cannabis Investments p. 14

•

Short term trading in Fidelity funds - p.15

•

Participating in an IPO - p.15

•

Spread betting on single securities or non-Permissible Indices - p.14

•

Using derivatives, structured instruments or spread betting to evade the Policy’s requirements - p.16

•

Participating in investment clubs - p.16

•

Investing in hedge funds - p.16

•

Trading in an account you do not own - p.16

•

Excessive Trading - p.17

IMPORTANT NOTE – Reporting Violations and Suspicions

If you become aware that you may have violated this Policy, or suspect that others may have violated this Policy, you must report this to your local Code of Conduct and Ethics/Compliance Office. You may also report violations and suspicions anonymously through the Confidential ALert Line (CALL). (https://filprod.sharepoint.com/sites/SourceGC/SitePages/Compliance/Confidential-Alert-Line.aspx)

Non-Access Employees – Rules for Personal Trading

This section of the Policy applies to employees (or other relevant staff) of Fidelity who are not involved with the management, operations or oversight of Fidelity funds or other advised clients of Fidelity.

Your connected persons (see Key Concepts on page 43) must comply with the Key Principles of this Policy, which are outlined on page 3. However, the rules outlined in this section of the Policy do not apply to your connected persons unless their trading accounts are held jointly with you (i.e. your name appears on the account). If your connected person’s account is not held jointly with you, duplicate reporting is not required.

Keep in mind that if you change roles within Fidelity, the section applicable to Fund-Access Employees may become applicable to you. Fund-Access Employees are subject to more restrictive rules, which also extend to their connected persons.

Requirements

Acknowledging the Rules

You are required to complete an Attestation form upon joining Fidelity and each year thereafter, and if your classification is changed to Fund-Access during the year. You must confirm that:

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You understand and will comply with the rules that apply to you.

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You authorise Fidelity to obtain and monitor data regarding your transactions covered by the Policy.

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You will comply with any existing rules that apply to you now or new rules advised to you in the future.

•

In addition to this Policy, you will comply with all other Code of Conduct and Ethics policies and any local securities laws to which you are subject.

•

Where local regulations differ from this Policy, the more restrictive of the two must be adhered to. Please refer to the Country Supplements to determine whether additional rules apply to you.

TO DO:

•

Upon receiving the email from the Code of Conduct and Ethics Office notifying you to acknowledge this Policy, promptly log onto STAR Compliance (https://fil.starcompliance.com) and access your Attestation form.

•

You will be required to acknowledge that you understand and will comply with the rules applicable to you. Before the form can be submitted, you also will be required to disclose all trading accounts in your name or control as well as any outside activities, directorships or personal conflicts of interest in which you are involved. For additional information on these disclosures, please refer to the relevant sections that follow. New employees are required to submit their Initial Combined Report within 10 days of their start date.

Disclosing Trading Accounts

You must disclose all accounts that hold or are intended to hold covered securities (see Key Concepts on page 43 for a definition). This includes accounts held jointly but does not include accounts held solely in the name of your spouse or connected person.

Exception:

You are not required to report any accounts holding only Fidelity mutual funds. Accounts holding Fidelity managed closed-end funds (such as UK Investment Trusts) or Fidelity issued exchange quoted managed funds (such as on the Australia Stock Exchange) still have to be disclosed, even if held at Fidelity (e.g. in an ISA, FundsNetworkTM etc.).

Side note: Please note: Accounts that hold Fidelity managed closed-end funds (such as UK Investment Trusts) or Fidelity issued exchange quoted managed funds (such as on the Australia Stock Exchange) must be disclosed as “Trading Accounts” in the Attestation Form.

If you maintain a Fidelity Trading account (e.g. with Fidelity Brokerage, FundsNetworkTM or FFB) and are trading covered securities other than Fidelity mutual funds, you are required to report the account as a “Trading Account” on your Attestation Form. Please also review your local Country Supplement to determine if you have additional reporting requirements.

TO DO:

New Starters

•

Upon receiving the email from the Code of Conduct and Ethics Office notifying you to acknowledge this Policy, promptly log onto STAR Compliance (https://fil.starcompliance.com) and complete your Initial Combined Report. You must disclose any trading accounts that hold or are intended to hold covered securities which are held in your own name (including accounts that are held jointly with a connected person) prior to submitting the form. If you do not have any trading accounts, check the appropriate boxes in the online form confirming that you have none to disclose. New employees are required to submit their form within 10 days of their start date.

Current Employees

•

Each year you will be prompted by the Code of Conduct and Ethics Office to complete an Annual Attestation form. You will be required to confirm that information previously disclosed is accurate and complete and submit it on or before the deadline set by the Code of Conduct and Ethics Office. If the information is inaccurate or incomplete, you must update the information before submitting the form.

As soon as you open a new trading account, or a pre-existing account becomes covered (for example, through inheritance), you must immediately add the account via the Brokerage Accounts menu in STAR Compliance (https://fil.starcompliance.com). You must also make sure that duplicate reporting is set up on the account (see below).

Maintaining Trading Accounts and Arranging Duplicate Reporting

Trading accounts owned or controlled by you may be maintained at a broker of your choice, subject to the broker providing duplicate reporting directly to Fidelity. You must arrange for duplicate reports of all trades and/or account statements to be provided by your broker to Fidelity for any trading accounts that hold covered securities. The Duplicate Reporting Request Form for your region or country is available under the Documents menu on STAR Compliance at https://fil.starcompliance.com.

Duplicate reporting must be received in a timely manner or the Code of Conduct and Ethics Office will require the account to be closed. You will be required to close the account and transfer holdings within 30 days of request from the Code of Conduct & Ethics Office.

Accounts on Fidelity Trading Platforms

Trading accounts on Fidelity Trading Platforms (e.g. Fidelity Brokerage accounts, accounts on FundsNetworkTM and FFB etc.) and transactions conducted through these accounts are subject to all requirements and provisions of this policy (e.g. duplicate reporting, short term trading in Fidelity funds, prohibition on IPOs etc.).

Exception:

•

Duplicate reporting is not required for trades in Fidelity funds that are held in an account at Fidelity, unless the funds are traded on an exchange (e.g. Fidelity managed closed-end funds, such as UK Investment Trusts, or Fidelity issued exchange quoted managed funds, such as on the Australia Stock Exchange).

TO DO:

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If necessary, move your trading account to a broker who will provide Fidelity with duplicate reporting. For permission to maintain a trading account with a broker that is unable to provide duplicate reporting, please send a completed Special Approval Request Form (available under the Documents menu on STAR Compliance at https://fil.starcompliance.com), together with any required supporting documentation, to your local Code of Conduct and Ethics Office. Permission will only be granted for a valid reason as noted in the Special Approval Request Form.

Side note: Special Approval must be obtained for any exception to the Policy (unless otherwise stated). Special approval may not always be given. If given, it is usually subject to special conditions. Approval is subject to review and can be withdrawn if circumstances change. If you breach any special conditions of the special approval, you will be treated as having breached the Policy itself.

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Ensure that your broker is sending copies of all contract notes and/or account statements directly to your local Code of Conduct and Ethics Office. Fill out the Duplicate Reporting Request Form applicable to you and forward the completed form to your broker. If duplicate reporting is not received in a timely manner, the Code of Conduct and Ethics Office will request the account be closed and moved to a broker that will provide duplicate reporting.

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Prior to conducting a transaction through an account on any Fidelity trading Platform, ensure the transaction would not cause a violation of this Policy.

Obtaining Approval to Maintain a Discretionary Managed Account

If you have a trading account that is managed by a third-party registered investment adviser who has discretionary trading authority, this account may be eligible for certain exceptions under this Policy. To qualify, the third-party registered investment adviser must exercise all trading discretion over the trading account and will not accept any order to buy or sell specific securities from you or, if the account is held jointly, any connected person. Prior written approval from your local Code of Conduct and Ethics Office is required. If approval is granted, the account will still be subject to the Policy and all of its provisions unless otherwise stated in a specific exemption or in the Special Approval.

TO DO:

•

Send a completed Special Approval Request form (available under the Documents menu on STAR Compliance at https://fil.starcompliance.com), together with any required supporting documentation, to your local Code of Conduct and Ethics Office.

Prohibitions

The prohibitions outlined below only extend to your connected persons if the account is held jointly with you (i.e. your name also appears on the account). Otherwise, they apply solely to you as a Non-Access Employee.

Side note: Where the word “you” appears in the following prohibitions, it applies to you or, if the account is held jointly with you, to you and your connected persons.

Selling Short

In any trading account, the short position in a particular covered security may not be greater than the shares of that security held in that account. This rule prohibits you from taking a short position unless the position is covered by long shares that you hold. This requirement (the need to own underlying securities long) extends not only to selling securities short, but also to buying puts to open, selling calls to open, and writing straddles, collars, and spreads.

Exceptions:

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Options, futures or structured notes on, or Exchange Traded Funds (“ETFs”) that track, any index that meets the Permissible Indices definition. Note: ETFs that are based on an index that does not meet the Permissible Indices definition are NOT exempt from this rule.

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Options, futures, ETFs and structured notes based on non-covered securities (e.g. commodities, currencies etc.).

See Key Concepts on pages 44 and 45 for more on Permissible Indices and non-covered securities.

Trading Restricted Securities

You must not under any circumstances trade a security that Fidelity has restricted. If you specifically have been told not to trade a security, then you must not trade it until the restriction is lifted.

Investing in Cannabis Companies

You must not invest in any cannabis company. This rule includes medical and recreational cannabis and extends to investments through private placements.

Exceptions:

•

With prior written approval from your local Code of Conduct and Ethics Office, new starters may request an exemption to continue to hold cannabis investments purchased prior to joining Fidelity. The Code of Conduct and Ethics Office will review your request to determine whether you qualify for an exemption.

TO DO:

•

If you qualify for the above exception, send a completed Special Approval Request Form (available under the Documents menu on STAR Compliance at https://fil.starcompliance.com), together with any required supporting documentation, to your local Code of Conduct and Ethics Office.

o

If approved, there may be no further investments whilst employed with Fidelity.

o

You must contact your local Code of Conduct and Ethics Office to discuss any subsequent sale and to determine your reporting requirements.

Short Term Trading in Fidelity Funds

You must not trade in and out of a Fidelity fund within a 30-day period. If the fund prospectus places a stricter obligation then this stricter rule will apply. The basic rule for identifying which shares you have sold is what is sometimes referred to as “LIFO”, which stands for “Last In First Out”. In other words, you are treated as having sold first the shares you acquired most recently.

Breaches will mean you have to surrender any profit and other sanctions may apply. For the avoidance of doubt, this prohibition applies to Fidelity funds held in all your Fidelity accounts, including your pension account.

Exceptions:

This prohibition does not apply to:

•

Fidelity money market funds.

•

Automated monthly savings plans.

TO DO:

•

Do not sell shares of a Fidelity fund if you purchased shares of that fund within the prior 30 days. If the fund’s prospectus places a stricter obligation, do not sell shares of that fund within the restricted period outlined in the prospectus.

Participating in an IPO

You must not participate in an initial public offering (“IPO”) of securities. This rule applies to equity securities, debt securities, free stock offers through the internet and lotteries for allotments of shares in an IPO.

Exceptions:

With prior written approval from your local Code of Conduct and Ethics Office, you may participate if:

•

You are offered shares as you already have equity in the company.

•

You are offered shares because you are a policyholder or depositor of a mutual company that is demutualising.

•

Your connected person with whom you share an account is offered shares because of his or her employment with the issuer.

TO DO:

•

Do not participate in an IPO unless your local Code of Conduct and Ethics Office has approved an exception to this prohibition.

•

For written approval to participate in an IPO that may qualify as an exception, send a completed Special Approval Request Form (available under the Documents menu on STAR Compliance at https://fil.starcompliance.com), together with any required supporting documentation, to your local Code of Conduct and Ethics Office.

Spread Betting

You must not engage in spread betting on single securities, non-Permissible Indices, or other similar scenarios.

Use of Derivatives, Structured Instruments and Spread Betting

You must not attempt to get around the prohibitions in this Policy through the use of derivatives (including options, futures etc.), structured products and spread betting.

Participating in an Investment Club

You must not participate in or advise an investment club or similar entity.

Investing in Hedge Funds

You must not invest in hedge funds.

Exceptions:

•

With prior written approval from your local Code of Conduct and Ethics Office, new starters may continue to hold hedge funds they purchased prior to joining Fidelity.

•

With prior written approval from your local Code of Conduct and Ethics Office you may be granted permission to hold hedge funds in a covered account if the account is managed by a third-party registered investment adviser who has discretionary trading authority over the account.

TO DO:

•

If you qualify for the above exceptions, send a completed Special Approval Request Form (available under the Documents menu on STAR Compliance at    https://fil.starcompliance.com), together with any required supporting documentation, to your local Code of Conduct and Ethics Office.

•

For accounts maintained with a third-party registered investment adviser for wealth management purposes, please contact your local Code of Conduct and Ethics Office.

Trading in an Account You Do Not Own

You must not trade or direct trades of covered securities in an account not owned by you which is not a trading account.

Exception:

•

Your local Code of Conduct and Ethics Office may grant an exception and allow you to direct trades in a trading account owned by a member of your family, subject to certain restrictions. Until such approval is received, you must not trade or direct trades in the account.

TO DO:

•

For written approval to direct trades in an account not owned by you, send a completed Special Approval Request Form (available under the Documents menu on STAR Compliance at https://fil.starcompliance.com), together with any required supporting documentation, to your local Code of Conduct and Ethics Office.

Excessive Trading

You must not engage in excessive trading. If you trade more than a total of 60 trades a quarter in covered securities you should expect additional scrutiny of such trades. The Code of Conduct and Ethics Office monitors trading activity and you will be required to limit the number of trades allowed in your trading accounts during any given period.

Exceptions:

This rule does not apply to:

•

Transactions in an account that is managed by a third-party registered investment adviser who has discretionary trading authority over the account. To qualify for this exception, you must have previously obtained written approval from your local Code of Conduct and Ethics Office to maintain the managed account.

•

Transactions in open-end funds.

PERSONAL TRADING

Fund-Access Employees

Summary of Rules for Personal Trading

REQUIREMENTS

•

Obtaining prior approval for Personal Conflicts, Outside Activities and Directorships - p.6-9

•

Reporting violations and suspicions - p.19

•

Acknowledging that you understand the Policy and its rules (Annual Attestation) - p.19

•

Disclosing covered accounts and holdings in covered securities - p.20

•

Disclosing accounts holding non-covered securities - p.20

•

Maintaining covered accounts with a broker that will provide duplicate reporting to Fidelity - p.21

•

Arranging duplicate reporting - p.21

•

Disclosing transactions in covered securities - p.23

•

Obtaining pre-clearance approval prior to trading - p.24

•

Obtaining prior approval to invest in private placements or private securities - p.25-26

Additional requirements applicable to Investment Professionals:

•

Disclosing trading opportunities to the funds before personal trading - p.34

•

Disclosing ownership of covered securities in a research note - p.34

•

Trading private securities - p.34

PROHIBITIONS

•

Selling short - p.26

•

Trading restricted securities - p.26

•

Trading in Cannabis Investments p. 27

•

Short term trading in Fidelity funds - p.27

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Participating in an IPO - p.27

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Spread betting on single securities or non-Permissible Indices - p.28

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Using derivatives, structured instruments or spread betting to evade the Policy’s requirements - p.28

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Participating in investment clubs - p.28

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Investing in hedge funds - p.28

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Trading in an account you do not own - p.29

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Excessive trading - p.29

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Profiting from knowledge of fund holdings and transactions - p.29

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Trading within 60 calendar days of an opposite transaction - p.29-32

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Trading after a research note - p.32

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Buying restricted securities in broker-dealers - p.32

Additional prohibitions applicable to Investment Professionals:

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Influencing a fund to benefit yourself or others - p.35

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Trading within 7 days of a fund you manage - p.35

IMPORTANT NOTE – Reporting Violations and Suspicions

If you become aware that you may have violated this Policy, or suspect that others may have violated this Policy, you must report this to your local Code of Conduct and Ethics/Compliance Office. You may also report violations and suspicions anonymously through the Confidential ALert Line (CALL). (https://filprod.sharepoint.com/sites/SourceGC/SitePages/Compliance/Confidential-Alert-Line.aspx)

Fund-Access Employees – Rules for Personal Trading

This section of the Policy applies to employees (or other relevant staff) of Fidelity who have access to confidential fund information (whether directly or indirectly) and/or have the power to influence the conduct of a fund including those in and working with employees of investment management systems and operations; pricing and fund administration; legal and oversight; fund managers; research analysts; traders and any others involved in handling or directing trades in the funds. Please note that this list is not exhaustive so if you are unsure of your classification, please consult your local Code of Conduct and Ethics Office.

This section also applies to connected persons of Fund-Access Employees (see Key Concepts on page 43 for further information).

Side note: If you are unsure which category you fall into, you can view your Ethics classification by logging onto Star Compliance. Your classification is located under the Welcome tile on the homepage.

Requirements

Acknowledging the Rules

You are required to complete an Attestation form upon joining Fidelity and each year thereafter, and if your classification is changed to Fund-Access during the year. You must confirm that:

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You understand and will comply with the rules that apply to you.

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You authorise Fidelity to obtain and monitor data regarding your transactions covered by the Policy.

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You will comply with any new or existing rules that apply to you now or in the future.

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In addition to this Policy, you will comply with all other Code of Conduct and Ethics policies and any local securities laws to which you are subject.

•

Where local regulations differ from this Policy, the more restrictive of the two must be adhered to. Please refer to the Country Supplements to determine whether additional rules apply to you.

TO DO:

•

Upon receiving the email from the Code of Conduct and Ethics Office notifying you to acknowledge this Policy, promptly log onto STAR Compliance (https://fil.starcompliance.com) and access your Attestation form.

•

You will be required to acknowledge that you understand and will comply with the rules applicable to you. Before the form can be submitted, you also will be required to disclose all covered accounts, all accounts that hold only non-covered securities, holdings in covered securities, outside activities, directorships, and personal conflicts of interest. For additional information on these disclosures, please refer to the relevant sections that follow. New employees are required to submit their Initial Combined Report within 10 days of their start date.

Disclosing Accounts and Holdings in Covered Securities

Disclosing Accounts

You must disclose all securities accounts – i.e. those accounts that hold covered securities and those that do not. More specifically, you are required to disclose the following:

•

All covered accounts (accounts holding or intending to hold covered securities), including Fidelity accounts (e.g. ISA, Fidelity Brokerage, FundsNetworkTM, and FFB accounts) and discretionary managed accounts.

•

All securities accounts under your name or control or the name or control of your connected persons that hold only non-covered securities such as Approved Funds, commodities etc.

•

See Key Concepts on pages 42 and 43 for a definition of covered securities and covered accounts.

Disclosing Holdings in Covered Securities

You must also disclose all covered securities held in your covered accounts and those not held in an account (e.g. those held in certificate form). Holdings in covered securities via an automatic investment plan as well as holdings in Fidelity managed closed-end funds (such as UK Investment Trusts), Fidelity issued exchange quoted managed funds (such as on the Australia Stock Exchange) and FMR funds must also be disclosed. Information regarding these holdings must be no more than 45 days old when you submit the Annual Attestation form.

Side note: Please Note: Accounts that hold Fidelity managed closed-end funds (such as UK Investment Trusts) or Fidelity issued exchange quoted managed funds (such as on the Australia Stock Exchange) must be disclosed as Brokerage Accounts in the Attestation Form. Accounts that hold only Fidelity managed open-end funds must be disclosed as a Fidelity Fund Account in the Attestation Form.

If you maintain a Fidelity Trading account (e.g. with Fidelity Brokerage, FundsNetworkTM or FFB) and are trading covered securities other than Fidelity mutual funds, you are required to report the account as a Brokerage Account on your Attestation Form. Please also review your local Country Supplement to determine if you have additional reporting requirements.

Exception:

Although Fidelity funds are deemed covered securities, you are not required to report holdings in Fidelity mutual funds if held at Fidelity (e.g. ISA, Fidelity Brokerage, FundsNetworkTM, and FFB accounts). However, the relevant account must be disclosed. You must disclose Fidelity managed closed-end funds (such as UK Investment Trusts) and Fidelity issued exchange quoted managed funds (such as on the Australia Stock Exchange), even if held at Fidelity (e.g. ISA, Fidelity Brokerage, FFB or FundsNetworkTM accounts).

TO DO:

New Starters or Employees newly subject to this rule

• Upon receiving the email from the Code of Conduct and Ethics Office notifying you to acknowledge this Policy, promptly log onto the STAR Compliance (https://fil.starcompliance.com) and complete your Initial Combined Report by disclosing:

• all covered accounts and accounts that hold only non-covered securities that are held in your own name or control or those under the name or control of a connected person; and

• any holdings in covered securities.

• If you do not have any covered accounts or holdings in covered securities, check the appropriate boxes in the online form confirming that you have none to disclose.

• New employees are required to submit their form within 10 days of their start date.

TO DO:

Current Employees

•

Each year you will be prompted by the Code of Conduct and Ethics Office to complete an Annual Attestation form. You will be required to confirm that information previously disclosed is accurate and complete and submit it on or before the deadline set by the Code of Conduct and Ethics Office. If the information is inaccurate or incomplete, you must update the information before submitting the form.

•

As soon as you open a new covered account, or a pre-existing account becomes covered (for example, through marriage or inheritance), you must immediately add the account under the Brokerage Accounts menu on STAR Compliance (https://fil.starcompliance.com). On your next Quarterly Attestation Form, confirm that the new covered account appears in the Quarterly Attestation form. You must also make sure that duplicate reporting is set up on the account (see below).

Maintaining Covered Accounts and Arranging Duplicate Reporting

Covered accounts owned or controlled by you or your connected persons may be maintained at a broker of your choice, subject to the broker providing duplicate reporting directly to Fidelity. You must arrange for duplicate reports of all trades and/or account statements to be provided by your broker to Fidelity for all covered accounts that hold covered securities. The Duplicate Reporting Request Form for your region or country is available under the Documents menu on STAR Compliance at https://fil.starcompliance.com.

Duplicate reporting must be received in a timely manner or the Code of Conduct and Ethics Office will require the account to be closed. You will be required to close the account and transfer holdings within 30 days of request from the Code of Conduct & Ethics Office.

Accounts on Fidelity Trading Platforms

Trading accounts on Fidelity Trading Platforms (e.g. Fidelity Brokerage accounts, accounts on FundsNetworkTM and FFB etc.) and transactions conducted through those accounts are subject to all requirements and provisions of this policy (e.g. duplicate reporting, pre-clearance, prohibition on IPOs etc.).

Exceptions:

Duplicate reporting is not required for:

•

Accounts holding only non-covered securities.

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Accounts with Fidelity (e.g. ISA, Fidelity Brokerage, FFB or FundsNetworkTM) holding only Fidelity mutual funds. Note: Duplicate reporting is required for accounts holding Fidelity managed closed-end funds (such as UK Investment Trusts), Fidelity issued exchange quoted managed funds (such as on the Australia Stock Exchange) and accounts outside Fidelity that hold Fidelity funds.

TO DO:

•

If necessary, move your covered account to a broker who will provide Fidelity with duplicate reporting. For permission to maintain a covered account with a broker that is unable to provide duplicate reporting, please send a completed Special Approval Request Form (available under the Documents menu on STAR Compliance at https://fil.starcompliance.com), together with any required supporting documentation, to your local Code of Conduct and Ethics Office. Permission will only be granted for a valid reason as noted in the Special Approval Request Form.

Side note: Special Approval must be obtained for any exception to the Policy (unless otherwise stated). Special approval may not always be given. If given, it is usually subject to special conditions. Approval is subject to review and can be withdrawn if circumstances change. If you breach any special conditions of the special approval, you will be treated as having breached the Policy itself.

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Ensure that your broker is sending copies of all contract notes and/or account statements directly to your local Code of Conduct and Ethics Office. Fill out the Duplicate Reporting Request Form applicable to you and forward the completed form to your broker. If duplicate reporting is not received in a timely manner, the Code of Conduct and Ethics Office will request the account be closed and moved to a broker that will provide duplicate reporting.

•

Prior to conducting a transaction through an account on any Fidelity trading platform, ensure the transaction would not cause a violation of this Policy.

Obtaining Approval to Maintain a Discretionary Managed Account

If you or your connected persons have a covered account that is managed by a third-party registered investment adviser who has discretionary trading authority, this account may be eligible for certain exceptions under this Policy. To qualify, the third-party registered investment adviser must exercise all trading discretion over the covered account and will not accept any order to buy or sell specific securities from you or any connected person. Prior written approval from your local Code of Conduct and Ethics Office is required. If approval is granted, the account will still be subject to the Policy and all of its provisions unless otherwise stated in a specific exemption or in the Special Approval.

TO DO:

•

Send a completed Special Approval Request Form (available under the Documents menu on STAR Compliance at https://fil.starcompliance.com), together with any required supporting documentation, to your local Code of Conduct and Ethics Office.

Disclosing Transactions in Covered Securities

You must disclose transactions in covered securities made by you or your connected persons via the Quarterly Attestation before the deadline set out by the Code of Conduct and Ethics Office. All transactions in covered securities must be disclosed, including those that are exempt from the pre-clearance requirement (e.g. Exchange Traded Funds). If you give or receive covered securities other than through trading (e.g. via a gift or inheritance) you must also include these on the Quarterly Attestation. The Quarterly Attestation must include any transactions completed after the holdings reported on the Annual Attestation Form.

Exceptions:

You are not required to report transactions in:

•

A covered account if the transactions are being made through an approved discretionary managed account or under an approved automatic investment plan as long as details of the account or plan have been reported to your local Code of Conduct and Ethics Office and contract notes and/or account statements of trades are being sent by your broker to your local Code of Conduct and Ethics Office. You are required to update your holdings in the covered security annually when you complete the Annual Attestation Form.

Side note: Please Note: You must have received prior approval for the discretionary managed account or automatic investment plan from your local Code of Conduct and Ethics Office in order for you to be exempt from disclosing trades on the Quarterly Attestation. Send a completed Special Approval Request Form with the details of your managed account or automatic investment plan to your local Code of Conduct and Ethics Office.

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Fidelity mutual funds that are held in an account at Fidelity. Please note that you are required to report transactions in Fidelity managed closed-end funds (such as UK Investment Trusts), Fidelity issued exchange quoted managed funds (such as on the Australia Stock Exchange) and Fidelity funds that are held in an account outside Fidelity.

•

Dividend reinvestment plans (holdings must be updated annually on your Annual Attestation Form).

TO DO:

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Submit a completed Quarterly Attestation within the time limit set out in the email notification sent by the Code of Conduct and Ethics Office following each quarter end. You must provide the details of any new covered accounts opened during the relevant quarter (if not already disclosed via the Brokerage Accounts menu) as well as any transactions in covered securities executed during the quarter.

•

You must report covered securities that you or your connected persons give, donate, or transfer to another party (e.g. donations of covered securities to charity), or that you or your connected persons receive from another party (e.g. inheritances of covered securities) on the Quarterly Attestation.

Obtaining Approval to Trade (Pre-clearance)

You and your connected persons must obtain prior approval from the Code of Conduct and Ethics Office for any order to buy or sell a covered security (see “How to Pre-clear a Trade” in the sidebar). The pre-clearance process is designed to reduce the possibility of conflicts between your personal trades and trades made by the funds and other clients. When applying for pre-clearance, you are not just asking for approval, you are confirming that you and your connected persons:

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Do not have any price sensitive information (see section on Price Sensitive Information).

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Are not using knowledge of actual or potential Fund or client trades to benefit yourself or others.

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Believe the trade is available to all investors on the same terms.

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Will provide any information regarding the trade requested by your local Code of Conduct and Ethics Office.

Generally, a request will not be approved if it is determined that your transaction may take advantage of trading by the funds or other clients or create an actual, potential, or perceived conflict of interest with client trades.

The Rules of Pre-clearance

You and any connected persons must receive pre-clearance approval from the Code of Conduct and Ethics Office prior to placing any orders to buy or sell a covered security. It is important to understand the following rules before requesting pre-clearance for a trade:

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You have to request – and receive – pre-clearance approval during the market hours on the day in which you intend to trade and prior to placing the trade.

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Pre-clearance approval is valid only for the day in which you receive it and may not be carried over.

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Placing good-until-cancelled orders – such as orders that stay open indefinitely until a security reaches a specified market price – is not permitted.

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If your order is not completed by the end of the day in the market you are trading, any uncompleted part must be cancelled to avoid a violation.

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Place requests for pre-clearance after the market has been open for a while (generally 60 minutes), as pre-clearance is not available right at market opening.

Unless an exception listed below applies, or the Code of Conduct and Ethics Office has instructed you otherwise, these pre-clearance rules apply to all of your covered accounts.

Side note: How to pre-clear a trade

1. Access STAR Compliance (https://fil.starcompliance.com) during the market hours of the security on the day you plan to trade.

2. Please be sure to choose the correct security and verify the accuracy of your request before submitting it.

3. If the transaction is approved, you are free to instruct your broker to trade. Pre-clearance approval is good only for the day on which it is received.

If the transaction is denied, DO NOT TRADE. If the transaction is pending, DO NOT TRADE without approval from your local Code of Conduct and Ethics Office.

Exceptions:

You and your connected persons are not required to seek pre-clearance for transactions in the following covered securities:

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Shares of Fidelity and FMR funds. Note: This exception does not include Fidelity managed closed-end funds (such as UK Investment Trusts) or Fidelity issued exchange quoted managed funds (such as on the Australia Stock Exchange).

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All Government securities

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Securities issued by Government agencies which have a remaining maturity of one year or less

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Exchange Traded Funds (ETFs). Note: ETFs that do not meet the Permissible Indices definition must be held for 60 calendar days.

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Options, futures, and warrants based on Permissible Indices or non-covered securities

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Structured products based on Permissible Indices or non-covered securities

•

Exchange traded currency derivatives

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Securities transferred as a gift or donation

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Automatic dividend reinvestments

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Rights’ subscriptions, i.e. taking up a rights issue where you are an existing holder (but the voluntary sale of such rights are not excused from pre-clearance)

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Regular investments made through an approved routine automatic investment plan after the initial selection has been pre-cleared*

Side note: * In order for this exemption to apply, you must have received prior approval for the automatic investment plan from your local Code of Conduct and Ethics Office. Send a completed Special Approval Request Form with the details of your automatic investment plan to your local Code of Conduct and Ethics Office. If approval is granted, you will be required to pre-clear the initial selection and any changes must be reported, in a timely manner, to your local Code of Conduct and Ethics Office.

•

Exercise of employee stock options (note that any resulting sale of the underlying security in the market after the vesting date requires pre-clearance)

Note: The above securities must still be reported on your Quarterly Attestation Form.

With the prior written approval of your local Code of Conduct and Ethics Office, you may be able to trade without pre-clearance if:

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The covered account is managed by a third-party registered investment adviser who has discretionary trading authority over the account;

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Repeated rejection of pre-clearance is causing significant hardship;

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The trade cannot be executed on the same day of instruction.

Except where otherwise specified in the “Disclosing Transactions in Covered Securities” section, transactions in the above securities must be reported on the Quarterly Attestation.

Corporate Actions Corporate Actions may require special approval. Please contact your local Code of Conduct and Ethics Office before participating.

TO DO:

•

Before placing any trade in a covered security, pre-clear it using STAR Compliance (https://fil.starcompliance.com).

•

Even if you have received permission to trade you must make sure that what you plan to do is permitted under the spirit and the letter of the Policy.

Obtaining Approval to trade in Private Securities

You and any connected persons must receive prior approval from your local Code of Conduct and Ethics Office before investing in or selling any private placement or other private securities not issued by Fidelity. The Private Transaction form can be found on STAR Compliance (available at https://fil.starcompliance.com). This includes any add-on, any subsequent investment, any voluntary capital calls, or any investment whose terms differ from any previous approval you may have received.

TO DO:

New Starters

•

To report any holdings in private securities, complete the Private Transaction Request Form (available on STAR Compliance at https://fil.starcompliance.com). The completed form will automatically be sent to your manager and then your local Code of Conduct and Ethics Office. If approval is granted, you can maintain the investment. All sales must be requested through Star Compliance, following the approval process above.

Current Employees

•

Before engaging in any private securities transaction, complete the Private Transaction Request Form (available on STAR Compliance at https://fil.starcompliance.com). The completed form will automatically be sent to your manager and then your local Code of Conduct and Ethics Office. If approval is granted, ensure that you confirm the final transaction in STAR Compliance.

•

Before engaging in any add-on, subsequent investment, voluntary capital call or investment whose terms differ from a previous approval, complete the Private Transaction Request Form that will be directed to your manager and then your local Code of Conduct and Ethics Office for approval.

•

All sales must be requested through Star Compliance, following the approval process above.

Prohibitions

Selling Short

In any covered account, the short position in a particular covered security may not be greater than the shares of that security held in that account. This rule prohibits you from taking a short position unless the position is covered by long shares that you hold. This requirement (the need to own underlying securities long) extends not only to selling securities short, but also to buying puts to open, selling calls to open, and writing straddles, collars, and spreads.

Exceptions:

• Options, futures, structured notes, or ETFs that track, any index that meets the Permissible Indices definition. Note: Options, futures, structured notes, or ETFs that are based on an index that does not meet the Permissible Indices definition are NOT exempt from this rule.

• Options, futures, ETFs, and structured notes based on non-covered securities (e.g. commodities, currencies etc.).

See Key Concepts on pages 44 and 45 for more on Permissible Indices and non-covered securities.

Trading Restricted Securities

You and your connected persons must not under any circumstances trade a security that Fidelity has restricted. If you specifically have been told not to trade a security, then you and your connected persons must not trade it until the restriction is lifted.

Investing in Cannabis Companies

You and your connected persons must not invest in any cannabis company. This rule includes medical and recreational cannabis and extends to investments through private placements.

Exceptions:

•

With prior written approval from your local Code of Conduct and Ethics Office, new starters may request an exemption to continue to hold cannabis investments purchased prior to joining Fidelity. The Code of Conduct and Ethics Office will review your request to determine whether you qualify for an exemption.

TO DO:

•

If you qualify for the above exception, send a completed Special Approval Request Form (available under the Documents menu on STAR Compliance at https://fil.starcompliance.com), together with any required supporting documentation, to your local Code of Conduct and Ethics Office.

o

If approved, there may be no further investments whilst employed with Fidelity.

o

You must contact your local Code of Conduct and Ethics Office to discuss any subsequent sale and to determine your reporting requirements.

Short Term Trading in Fidelity Funds

You and your connected persons must not trade in and out of a Fidelity fund within a 30-day period. If the fund prospectus places a stricter obligation then this stricter rule will apply. The basic rule for identifying which shares you have sold is what is sometimes referred to as “LIFO”, which stands for “Last In First Out”. In other words, you are treated as having sold first the shares you acquired most recently.

Breaches will mean you have to surrender any profit and other sanctions may apply. For the avoidance of doubt, this prohibition applies to Fidelity funds held in all your Fidelity accounts, including your pension account.

Exceptions:

This prohibition does not apply to:

•

Fidelity money market funds.

•

Automated monthly savings plans.

TO DO:

•

Do not sell shares of a Fidelity fund if you or your connected persons have purchased shares of that fund within the prior 30 days. If the fund’s prospectus places a stricter obligation, do not sell shares of that fund within the restricted period outlined in the prospectus.

Participating in an IPO

You and your connected persons must not participate in any initial public offering (“IPO”) of securities. This rule applies to equity securities, debt securities, free stock offers through the internet and lotteries for allotments of shares in an IPO.

Exceptions:

With prior written approval from your local Code of Conduct and Ethics Office, you or your connected persons may participate if:

•

You or your connected persons are offered shares as you already have equity in the company.

•

You or your connected persons are offered shares because you are a policyholder or depositor of a mutual company that is demutualising.

•

Your connected person is offered shares because of his or her employment with the issuer.

TO DO:

•

Do not participate in an IPO unless your local Code of Conduct and Ethics Office has approved an exception to this prohibition.

•

For written approval to participate in an IPO that may qualify as an exception, send a completed Special Approval Request Form (available under the Documents menu on STAR Compliance at https://fil.starcompliance.com), together with any required supporting documentation, to your local Code of Conduct and Ethics Office.

Spread Betting

You and your connected persons must not engage in spread betting on single securities, non-Permissible Indices, or other similar scenarios.

Use of Derivatives, Structured Instruments and Spread Betting

You and your connected persons must not attempt to get around the prohibitions in this Policy through the use of derivatives (including options, futures etc.), structured products and spread betting.

Participating in an Investment Club

You and your connected persons must not participate in or advise an investment club or similar entity.

Investing in Hedge Funds

You and your connected persons must not invest in hedge funds.

Exceptions:

•

With prior written approval from your local Code of Conduct and Ethics Office, new starters may continue to hold hedge funds they purchased prior to joining Fidelity.

•

With prior written approval from your local Code of Conduct and Ethics Office, you may be granted permission to hold hedge funds in a covered account if the account is managed by a third-party registered investment adviser who has discretionary trading authority over the account.

•

With prior written approval from your local Code of Conduct and Ethics Office, your connected person may hold hedge funds offered as part of their employment.

TO DO:

•

If you qualify for the above exceptions, send a completed Special Approval Request Form (available under the Documents menu on STAR Compliance at https://fil.starcompliance.com), together with any required supporting documentation, to your local Code of Conduct and Ethics Office.

•

For accounts maintained with a third-party registered investment adviser for wealth management purposes, please contact your local Code of Conduct and Ethics Office.

Trading in an Account You Do Not Own

You must not trade or direct trades of covered securities in an account not owned by you or any connected person which is not a covered account.

Exception:

•

Your local Code of Conduct and Ethics Office may grant an exception and allow you to direct trades in a non-covered account owned by a member of your family, subject to certain restrictions. Until such approval is received, you must not trade or direct trades in the account.

TO DO:

•

For written approval to direct trades in a non-covered account, send a completed Special Approval Request Form (available under the Documents menu on STAR Compliance at https://fil.starcompliance.com), together with any required supporting documentation, to your local Code of Conduct and Ethics Office.

Excessive Trading

You and your connected persons must not engage in excessive trading. If you and any connected person trade more than a total of 60 trades a quarter in covered securities, you should expect additional scrutiny of such trades. The Code of Conduct and Ethics Office monitors trading activity and you will be required to limit the number of trades allowed in your covered accounts during any given period.

Exceptions:

This rule does not apply to:

•

Transactions in an account that is managed by a third-party registered investment adviser who has discretionary trading authority over the account. To qualify for this exception, you must have previously obtained written approval from your local Code of Conduct and Ethics Office to maintain the managed account.

•

Transactions in open-end funds.

Profiting from Knowledge of Fund Holdings and Transactions

You must not misuse your knowledge of trades or holdings in Fidelity funds, FMR funds or other funds or accounts advised by Fidelity for your or your connected person’s personal benefit.

Trading within 60 Calendar Days of an Opposite Transaction

You and your connected persons must not purchase and sell, or sell and purchase, the same or equivalent security within 60 calendar days. Any gains realised (or potentially any loss avoided) on such opposite transactions must be surrendered in a manner instructed by your local Code of Conduct and Ethics Office.

A Last In, First Out (“LIFO”) accounting methodology will be applied in determining compliance with this holding rule. For example, a security purchased on January 20th at US$16 per share, with an additional 200 shares of the same security purchased on February 2nd at US$10 per share and a sale of 100 shares of the same security on March 25th (within 60 days of the last transaction, in this case, February 2nd) at US$15 per share would constitute a violation of this rule and the gains realised would have to be surrendered. Gains will be calculated based on the earliest transaction within the 60 day period. Please see opposite page for further examples. Please note, an option transaction containing an expiration date within 60 calendar days of purchase would also be considered a violation.

Side note: A WORD OF CAUTION If you use covered securities as security for a loan (including margin accounts) there is no guarantee that you will receive pre-clearance or any other required permission to trade when you want to liquidate a holding to meet a call.

Also note that the 60 calendar day rule applies to liquidations as do the price sensitive information rules. Failure to make a call could place you in default.

You should consider these constraints before setting up such arrangements.

Exceptions:

This rule does not apply to:

•

Shares of Fidelity and FMR funds. Note: This exception does not include Fidelity managed closed-end funds (such as UK Investment Trusts) or Fidelity issued exchange quoted managed funds (such as on the Australia Stock Exchange).

•

All Government Securities

•

Securities issued by Government agencies which have a remaining maturity of one year or less

•

ETFs, certificates, or notes based on Permissible Indices or non-covered securities. Note: ETFs that are based on an index that does not meet the Permissible Indices definition are NOT exempt from this rule. See page 32 for ETF examples and information on the treatment of ETFs under the Policy.

•

Options, futures and warrants on Permissible Indices and non-covered securities

•

Structured products based on Permissible Indices or non-covered securities

•

Exchange traded currency derivatives

•

Securities transferred as a gift or donation

•

Automatic dividend reinvestments

•

Trades made through an approved routine automatic investment plan

•

Transactions in an account that is managed by a third-party investment adviser who has discretionary trading authority over the account. To qualify for this exception, you must have previously obtained written approval from your local Code of Conduct and Ethics Office to maintain the managed account.

A further exception is available with the prior approval of your local Code of Conduct and Ethics Office if you can demonstrate a legitimate tax purpose. Exceptions will be granted on a case-by-case basis and approval will take into account fund trading and other pre-clearance tests.

TO DO:

• Before trading a covered security in a covered account, make sure you have not conducted an opposite transaction in the covered security or a covered security of the same issuer within the prior 60 calendar days (30 calendar days for Fidelity funds). If you have any questions about this rule, please contact your local Code of Conduct and Ethics Office.

• For written approval for an exemption from the 60 day short term trading rule, send a completed Special Approval Form (available under the Documents menu on STAR Compliance at https://fil.starcompliance.com), together with any required supporting documentation, to your local Code of Conduct and Ethics Office.

Example – Trading within 60 Days of an Opposite Transaction

EXAMPLE 1:

The March 25th sale is matched to the February 2nd purchase (not the January 20th purchase, which was more than 60 days prior, or the March 1st, purchase even though it was also within the 60 day period).

Surrendered: US$500 ((US$15-US$10) x 100 shares).

60 Days

JAN 20

BUY 100 shares at US$16 each

FEB 2

BUY 200 shares at US$10 each

MAR 1

BUY 200 shares at US$17 each

MAR 25

SELL 100 shares at US$15 each

EXAMPLE 2:

This example assumes a pre-existing holding of 400 shares.

The March 12th purchase is matched to the February 2nd sale. As the 60 day holding rule was not observed, there is a benefit of US$3 per share that the employee is not entitled to as they are not entitled to trade on that date.

Surrendered: US$600 ((US$20-US$17) x 200 shares).

JAN 08

SELL 200 shares at US$20 each

FEB 2

SELL 200 shares at US$20 each

MAR 12

BUY  200 shares at US$17 each

Trading after a Research Note

You and your connected persons must not trade a covered security of an issuer until two full business days have passed after the publication of a research note on that issuer by Fidelity or FMR. (This rule is tested during pre-clearance.)

Buying Securities in Broker-Dealers

You and your connected persons must not buy the securities of a broker-dealer or its parent company if the securities have been restricted by Fidelity. (This rule is tested during pre-clearance.)

Exchange Traded Funds

You and any other connected person may trade in an exchange traded fund (“ETF”). If the ETF is not based on an index that meets the Permissible Indices definition transactions in the ETF are subject to the following prohibitions: (1) Trading within 60 days of an opposite transaction (2) Selling short and (3) Trading within 7 days of a fund you manage (Applicable to portfolio managers).

ETF Examples

Is the ETF based on an index that meets the Permissible Indices definition (i.e. has a minimum of 30 components with no one component representing more than 25% of the index at the time of purchase)?

YES - ETF is permitted. No pre-clearance is required & the transaction is NOT subject to the following rules: (1) Trading within 60 days of an opposite transaction; (2) Selling short; and (3) Trading within 7 days of a fund you manage.

NO - ETF is permitted. No pre-clearance is required but transactions in the ETF are subject to the following rules: (1) Trading within 60 days of an opposite transaction; (2) Selling short and (3) Trading within 7 days of a fund you manage.

Example of an ETF that does NOT meet the Permissible Indices definition:

iShares FTSE China 25

•

Index has approximately 25 components with the highest weighting representing approximately 10% of the Index.

•

You are permitted to invest in this ETF. You are not required to seek pre-clearance but any transactions in the ETF are subject to the following rules: (1) Trading within 60 days of an opposite transaction; (2) Selling short; and (3) Trading within 7 days of a fund you manage.

Example of an ETF that meets the Permissible Indices definition:

iShares FTSE 100 GBP Inc

•

Index has approximately 100 components with the highest weighting representing approximately 8% of the Index.

•

You are permitted to invest in this ETF. You are not required to seek pre-clearance and your transactions in the ETF are exempt from the following rules: (1) Trading within 60 days of an opposite transaction; (2) Selling short; and (3) Trading within 7 days of a fund you manage.

7

Additional Requirements for Investment Professional Employees – Rules for Personal Trading

Fidelity Limited Personal Conflicts, Trading and Price Sensitive Information Policy

In addition to the requirements listed under the Fund-Access Employees – Rules for Personal Trading section of this policy, Investment Professionals (fund managers, research analysts, traders, and investment directors) are also subject to the following requirements. This section also applies to connected persons (see Key Concepts on page 43 for further information).

Requirements

Affirmative Duty

In order to fulfil our fiduciary duty to our clients, Fidelity’s client’s interests will always have priority over personal trading.

Disclosing trading opportunities to the Funds before personal trading

If you have material information about an investment the funds might be interested in, you must inform the relevant investment professionals before acting upon it for your own account. Any personal holding by you or a connected person in a covered security must be disclosed if you are advising someone making an investment decision on that security.

TO DO:

•

Confirm whether a Fidelity research note has been published with the relevant information. If not, publish a research note or provide the information to the relevant head of research.

•

All other Investment Professionals (traders and investment directors) must disclose the information to the covering analyst.

•

If you think you may have received inside information, follow the requirements of the Price Sensitive Information Policy (on page 37).

Disclosing ownership of covered securities in a research note

You must check the box on a research note you are publishing to indicate any ownership, either by you or your connected persons, of any covered security of an issuer (see Key Concepts page 43) that is the subject of the research note.

Obtaining Approval to trade in Private Securities

If you are responsible for managing a Fidelity fund (including pilot funds), client portfolio, or sub-advised fund, neither you nor your connected persons may trade in the same private placement or other private security that is traded by any of the funds you manage. When seeking approval to trade a private security for any of your personal accounts, you will be required to explain why it would not be in the best interest of the funds to invest in the same security. You have a fiduciary duty to place the best interests of the Fidelity Funds you manage ahead of your personal accounts. Any investments in private securities for your personal accounts must be managed in a manner to avoid actual, potential, or perceived conflicts of interests with the Funds you manage. Local regulatory requirements may also apply in addition to this policy.

TO DO:

• Before engaging in any private securities transaction, complete the Private Transaction Request Form (available on STAR Compliance at https://fil.starcompliance.com). The completed form will automatically be sent to your manager and then your local Code of Conduct and Ethics Office. If approval is granted, ensure that you confirm the final transaction in Star Compliance.

• Before engaging in any add-on, subsequent investment, voluntary capital call or investment whose terms differ from a previous approval, complete the Private Transaction Request Form that will be directed to your manager and then your local Code of Conduct and Ethics Office for approval.

Prohibitions

Influencing a Fund to Benefit Yourself or Others

You must not influence the conduct of a Fidelity fund or any account advised by Fidelity for the benefit of anyone other than the relevant shareholders or clients (for example, by causing it to trade so as to improve the value of a stock you or another person holds).

Trading within 7 Days of a Fund you Manage

If you are responsible for managing a Fidelity fund (including pilot funds), client portfolio or sub-advised fund neither you nor any connected person are allowed to trade within seven calendar days before or after a trade is executed in any covered security of the same issuer (or equivalent security) by any of the funds you manage. Violations of this provision will result in a sanction and the Code of Conduct and Ethics Office may also require the personal transaction to be reversed and disgorgement of any profits realised to be surrendered.

If within seven calendar days after a personal trade you wish to trade the same security for the fund you must do so if it is in the best interests of the fund. You must inform your local Code of Conduct and Ethics Office of these situations, providing an explanation of what occurred, and the circumstances will be reviewed. In addition to being subject to a sanction for violating this provision, the Code of Conduct and Ethics Office may also require the personal transaction to be reversed and disgorgement of any profits realised to be surrendered.

Exceptions:

This rule does not apply to:

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Shares of Fidelity and FMR funds. Note: This exception does not include Fidelity managed closed-end funds (such as UK Investment Trusts) or Fidelity issued exchange quoted managed funds (such as on the Australia Stock Exchange).

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All Government securities

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Securities issued by Government agencies which have a remaining maturity of one year or less

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ETFs, certificates, or notes based on Permissible Indices or non-covered securities Note: ETFs that are based on an index that does not meet the Permissible Indices definition are NOT exempt from this rule.

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Options, futures and warrants on Permissible Indices and non-covered securities

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Structured products based on Permissible Indices or non-covered securities

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Exchange traded currency derivatives

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Securities transferred as a gift or donation

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Automatic dividend reinvestments

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Trades made through an approved routine automatic investment plan

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Transactions in an account that is managed by a third-party investment adviser who has discretionary trading authority over the account. To qualify for this exception, you must have previously obtained written approval from your local Code of Conduct and Ethics Office to maintain the managed account.

TO DO:

•

Before trading personally, consider whether there is any likelihood that you may be interested in trading a covered security of the same issuer in your assigned funds within seven calendar days following the day of the fund trade. If so, refrain from personally trading in a covered account. Should you become aware of a conflict created by your personal account trade, you must escalate it to your local Code of Conduct and Ethics Office.

•

If a fund you manage has recently traded a security, you must delay any covered account trades in any security of the same issuer for seven calendar days following the day of the most recent fund trade.

•

All managers assigned to the fund are subject to trades conducted for the fund. Before trading personally, ensure your personal account trade is not in violation of the above provision.

8

PRICE SENSITIVE INFORMATION

Summary of Rules for Price Sensitive Information

REQUIREMENTS

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Advise Legal/Compliance immediately if you acquire price sensitive information or information which might be considered price sensitive

•

Safeguard price sensitive and other sensitive information

PROHIBITIONS

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Do not share price sensitive information (other than with Legal/ Compliance, if required)

•

Do not trade, or cause anyone else to trade in the security when you are aware of price sensitive information

The purpose of these rules is to ensure compliance with securities laws by prohibiting anyone from trading, personally or for Fidelity, any security while in possession of material, price sensitive information about that security or its issuer. They also explain how to handle any information you do get in a way that protects you and Fidelity and how to prevent unauthorised use or dissemination.

Side note: Price Sensitive Information

This is any information about any particular securities or financial instruments, or any issuer of securities or financial instruments that is both material and non-public.

Information may be material if it is likely that the information, if made public, would have a significant effect on the price of the security or financial instrument (or a correlated security or financial instrument), i.e. that a reasonable investor would likely use the information in making investment decisions.

Securities and financial instruments are defined broadly and can include, but are not limited to, transferrable and non-transferrable securities, money market instruments, units in collective schemes and various derivative instruments.

You should consider information to be non-public if it is not generally available to the public in a widely used medium, such as a press release.

ALWAYS CHECK with Legal or Compliance before acting on or sharing any information that may potentially be price sensitive information.

Requirements

Advise Legal/Compliance immediately if you acquire price sensitive information or information which might be price sensitive.

If this happens as part of your job or otherwise, you must immediately advise the relevant Legal or Compliance contact and no one else (not even your manager).

The Legal or Compliance contact will (using an external lawyer where appropriate) advise you:

•

If it is price sensitive information, and

•

What steps to take.

You must not:

•

Disclose the price sensitive information or the fact you have it to anyone other than the Legal or Compliance contact and any designated external lawyer (unless you have been advised otherwise), even if you believe such disclosure is harmless.

•

Trade or cause anyone else to trade in the security about which you have price sensitive information (whether for a fund, account or in a personal capacity) regardless of whether or not you might have a financial interest in the trade.

You must:

•

Co-operate fully with the Legal or Compliance contact, Code of Conduct and Ethics Office and any designated lawyer including signing any confidentiality agreements.

•

Retain any documentation relating to the information until you receive legal advice that it may be discarded.

Safeguarding Price Sensitive and other Sensitive Information

You are responsible for safeguarding price sensitive and other sensitive information from unauthorised disclosure. Appropriate precautions must be part of your daily awareness and workplace routines including:

• Never discussing price sensitive or other sensitive information in public places or with anyone who is not in possession of the information.

• Storing sensitive documents in a secure place. Not leaving sensitive documents in copiers or meeting rooms or in view on your desk unless access to the desk is strictly controlled.

• Using passwords to protect information stored on the computer and changing them regularly.

• Disposing of sensitive documents using secure means such as shredders or designated waste bins (see also: the Information Security Resource Centre on the Fidelity Intranet).

The importance of Internal Information Barriers

Just as it is essential that individual employees handle any price sensitive information responsibly, it is essential to Fidelity’s efﬁcient functioning that certain areas are not compromised by having price sensitive information. This is achieved by a system of internal information barriers of which these procedures form an essential part.

Following these rules not only protects you, but is also essential to maintaining Fidelity’s integrity and reputation.

The Policy and Securities Laws

Trading on or sharing price sensitive information is a serious violation not just of this Policy but of the law – in some territories the criminal law. Fidelity will be vigilant in its enforcement efforts and employees who breach these rules will be subject to disciplinary action,

potentially including dismissal. This would be in addition to any sanction handed out by local regulators or courts. There are detailed policies and procedures for the handling of price sensitive information applicable to each region in which Fidelity operates. For more information contact your local Legal and Compliance representative.

Price Sensitive Information and the Workplace

There are a number of ways employees might come across price sensitive information –

for example:

• By hearing it from personal sources such as a spouse or friend working at a public company or overhearing the conversation of a stranger in a lift or bar.

• Because of your work, a broker or public company may knowingly or unwittingly pass on price sensitive information in a business conversation.

• You may be involved in negotiations for a contract or business venture between Fidelity and a public company, the substance of which, the existence of which, or the potential for which,

could be price sensitive or constitute price sensitive information.

• From a customer when trading on their account; or

• A securities issuer may want to seek Fidelity’s views on a proposed corporate action or change of CEO.

It is quite easy to come into possession of price sensitive information, but far more difficult to get rid of it. Avoidance is the best defence, but if you do receive price sensitive information you must follow Fidelity’s procedures.

HOW WE ENFORCE THE POLICY

The Code of Conduct and Ethics Office

The Code of Conduct and Ethics Ofﬁce is responsible for this Policy, the Code of Conduct and Ethics as well as the Gifts and Entertainment Policy, and regularly reviews the forms and reports it receives. If these reviews reveal information that is incomplete, questionable, or potentially a violation of this Policy, the Code of Conduct and Ethics Office will investigate the matter and may contact you. If you are asked to provide further information or justiﬁcation it is in your interest to do so promptly, completely and accurately.

Violations

If you make choices that contradict principles or requirements included in the policy, you will be subject to disciplinary action and could also subject you and Fidelity to civil, criminal, or regulatory penalties.

If it is determined that you or any connected person has breached this Policy, Fidelity has a variety of sanctions available to it which may take the form of one or any combination of the following:

• Acknowledgement of Self-disclosure

• A sanction letter on your personal record

• A ﬁne or other ﬁnancial penalty (including a reduction in your discretionary performance bonus)

• A limitation or ban on personal trading for a period

• Dismissal from employment

• Referral to civil, criminal, or regulatory authorities

All violations will be reported to your General Operating Committee (“GOC”) member.  Your line manager will be responsible for delivering the consequence management for all policy violations.

Before any sanction is applied, you will be provided with an opportunity to explain your conduct and make a representation. You will be advised before making your representation of the potential sanction that might be applied to the violation.

Serious cases and those involving senior executives may be considered by the Fidelity Code of Conduct and Ethics Oversight Group formed of senior representatives from the business, support, and oversight areas. Multiple violations of the policy will be flagged to senior management and Human Resources and you should expect additional scrutiny of your personal trading.

Fidelity may take into account any relevant past conduct of the employee, such as prior breaches, as well as whether the violation has been reported at the employee’s own initiative.

Fidelity will strive to be fair and consistent both in terms of the particular circumstances of the case and Fidelity’s overall policy on discipline.

Fidelity’s interpretation of the requirements of this Policy will take into account all relevant material and will be regarded as final.

In taking decisions on alleged violations of the Policy, Fidelity will have regard to the Key Principles and to the potential of the alleged violation to cause Fidelity and its officers to face prosecution, as well as damage to Fidelity’s reputation were it to be known outside of the organisation - it will not be a defence simply to assert that the particular action was not explicitly prohibited by the Policy.

Special Approvals

In cases where you believe that you may qualify for an exception referred to in the Policy you must seek prior approval from the Code of Conduct and Ethics Office. Similarly, you must apply if you believe that an exception is justified because of your particular circumstances. To request special approval, send a completed Special Approval Request Form (available under the Documents menu on STAR Compliance at https://fil.starcompliance.com), together with any required supporting documentation, to your local Code of Conduct and Ethics Office. Approval may not always be given. The processing time for Special Approval requests is normally 5 business days of receipt of all required documentation.

When granted, special approvals may have conditions attached and may be for a limited period. They will in any event be subject to review and may be withdrawn.

Appeals

If you believe that a request for a special approval has been incorrectly denied or an inappropriate sanction applied to you, there is an appeal process.

Within a reasonable period, usually five days of the decision, you should provide the Code of Conduct and Ethics Office with an explanation for your seeking a review, including any factors which may not have previously been considered. You may seek a personal meeting on the matter and bring a personal representative.

In cases of a very serious sanction, any appeal will be handled in accordance with local employment procedures.

KEY CONCEPTS

These definitions encompass broad categories and the examples given are not all-inclusive. If you have any questions regarding these definitions or application of these rules to a person, security, or account that is not addressed in this section, contact your local Code of Conduct and Ethics Office for additional guidance.

Approved Funds

Regulated non-Fidelity mutual funds in Approved Jurisdictions provided that:

•

Shares may be redeemed on demand.

•

The net asset value (NAV) of the fund is calculated on a daily basis.

•

Shares are issued and redeemed on a “forward pricing basis” at the NAV next determined after the buy or sell order.

Any other fund approved by the Fidelity Code of Conduct and Ethics Office.

For more on Approved Funds refer to the Fact Sheet “Approved Funds” (available under the Documents menu on STAR Compliance at https://fil.starcompliance.com).

Approved Jurisdictions

Those where Fidelity has fund management operations as well as all member countries of the European Union, the United States and Canada.

Automatic Investment Plan

A program in which regular purchases (or withdrawals) are made automatically in (or from) covered accounts according to a pre-set schedule and allocation, including monthly savings plans.

Covered Account

The term “covered account” encompasses a fairly wide range of accounts. Covered accounts include any account which does or is intended to hold covered securities (including Fidelity and FMR funds) and which belongs to one or more of the following:

•

You or a connected person;

•

A company where a connected person is a controlling shareholder or directs its investment decisions;

•

A trust where you or any connected person are:

(i) A beneficiary and make investment decisions; or

(ii) A trustee and you either might benefit from the trust or an immediate family member is a beneficiary; or

(iii) A settlor where you can revoke the trust and where you make investment decisions;

•

Any undertaking or account in which you or any connected person has an opportunity to directly or indirectly profit or share in any profit derived from a securities transaction or receive a benefit from a securities transaction.

•

An account over which you or any connected person have a power of attorney or otherwise control, such accounts only being permitted with the approval of the Code of Conduct and Ethics Office (see the “Trading in an Account You Do Not Own” rule).

As well as trading or brokerage accounts, covered accounts include accounts with shares of Fidelity funds and FMR funds such as accounts held at Fidelity, FFB or FundsNetwork™. These must include wrap accounts (for example the UK ISA, French PEA and unit-linked life policies and investment bonds, self-invested pension plans etc.) but not your Fidelity pension scheme account. Fidelity Pension scheme accounts are generally considered non-covered accounts unless the account is held with a third-party provider and you have the ability to invest in securities of your choosing.

Please note that with prior written approval from the Code of Conduct and Ethics Office a covered account may qualify for an exemption from these rules if it would be consistent with the general principles and objectives of this Policy and you have no investment influence, such as a blind trust.

Connected Person

Fidelity is concerned not only that you observe the requirements of this Policy, but also, where applicable, that those in whose affairs you are actively involved observe the Policy. This means that the Policy can apply to persons owning assets over which you have control or influence or in which you have an opportunity to directly or indirectly profit or share in any profit derived from a securities transaction.

This may include:

•

Your spouse/domestic partner who shares your household.

•

Any other immediate family member who shares your household and is under 18 or is financially supported by you (immediate family member includes children, step-children, grandchildren, parents, step-parents, grandparents, siblings, and parents- children- and siblings-in-law).

•

Anyone else the Code of Conduct and Ethics Office has designated as a connected person.

This is not an exclusive list and a connected person may include, for example, immediate family members who live with you but whom you do not financially support, or whom you financially support, or who financially support you but do not live with you. If you have any doubt as to whether a person would be considered a connected person under this Policy, contact your local Code of Conduct and Ethics Office.

Covered Securities

Covered securities include securities in which you or, where applicable, any connected person has the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in such securities, including:

•

Shares of stock (of both public and private companies)

•

Government securities unless listed as a Non-Covered Security

•

Corporate and municipal bonds

•

Convertible bonds

•

Shares of Fidelity funds and FMR funds unless listed as a Non-Covered Security

•

Shares of open-ended funds that are non-Fidelity funds unless an Approved Fund

•

Shares in Exchange Traded Funds (ETFs)

•

Shares of Fidelity issued exchange quoted managed funds (including funds listed on the Australia Stock Exchange)

•

Shares in closed-end funds (including UK Investment Trusts)

•

Options and futures on securities and securities indices

•

Single stock futures

•

Exchange traded currency derivatives

•

Structured Products

•

Interests in a variable annuity in which any of the underlying assets are held in funds advised by Fidelity

•

Any other security not specifically listed as a Non-Covered Security

Non-Covered Securities

The following are not considered covered securities:

•

Shares of Approved Funds

•

Shares of money market funds (including where they are Fidelity funds and FMR funds)

•

National Savings Certificates issued by the Post Office of India

•

Money market instruments, such as certificates of deposit, banker’s acceptances and commercial paper

•

Currencies and derivatives thereof (unless they are traded on an exchange)

•

Commodities (such as agricultural products or metals), options and futures on commodities that are traded on a commodities exchange

•

Shares or other securities in Fidelity or its affiliates

•

U.S. Treasury securities

•

Obligations of U.S. Government agencies with remaining maturities of one year or less

•

Shares in residential co-operatives (i.e. condominium association shares)

•

Fixed annuities

Fidelity

Fidelity Limited and its subsidiaries.

Fidelity fund

Any fund, account or asset pool advised or sub-advised by Fidelity or an affiliate (other than an FMR fund), including Fidelity managed closed-end funds (such as UK Investment Trusts) and Fidelity issued exchange quoted managed funds (such as on the Australia Stock Exchange). Please note, however, that not all Fidelity funds are treated in the same way under this Policy.

FMR

FMR LLC and its subsidiaries.

FMR fund

Any fund, account or asset pool advised or sub-advised by FMR or an affiliate (other than a Fidelity fund).

FundsNetwork™

All Funds platforms operated by Fidelity.

FFB

Fidelity Fondsbank GmbH and its subsidiaries.

Hedge fund

Hedge fund investments are not permitted. Please contact your local Code of Conduct and Ethics Office for advice if you want to confirm whether a fund is considered a hedge fund or not.

Non-Fidelity fund

Any open-ended fund that is not a Fidelity fund or an FMR fund.

The Code of Conduct and Ethics system - STAR Compliance

The link to the Code of Conduct and Ethics system, supporting policies, procedures and fact sheets is https://fil.starcompliance.com.

Trading Account

Trading accounts include any account which does or is intended to hold covered securities (including Fidelity and FMR funds) and which is in your name or control, including joint accounts.

Permissible Indices

Any official index which has a minimum of 30 components with no one component representing more than 25% of the index at the time of purchase.

Web-Based Fact Sheets

Throughout the Policy there are references to web-based fact sheets which contain additional detail on some of the policies and key concepts of the Policy. These fact sheets are available on the Code of Conduct and Ethics system, STAR Compliance Documents menu at https://fil.starcompliance.com.